Document and Entity Information (USD $)	12 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	Michael Kors Holdings Ltd
Entity Central Index Key	0001530721
Document Type	20-F
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Public Float	$ 0
Entity Common Stock, Shares Outstanding	0

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Apr. 02, 2011
Current assets
Cash and cash equivalents	$ 106,354	$ 21,065
Receivables, net	127,226	80,081
Inventories	187,413	117,173
Deferred tax assets	11,145	7,322
Prepaid expenses and other current assets	31,925	19,757
Total current assets	464,063	245,398
Property and equipment, net	170,755	119,323
Intangible assets, net	14,146	15,796
Goodwill	14,005	14,005
Deferred tax assets	3,952	1,951
Other assets	7,504	3,022
Total assets	674,425	399,495
Current liabilities
Revolving line of credit	22,674	12,765
Accounts payable	67,326	52,873
Accrued payroll and payroll related expenses	33,710	26,100
Accrued income taxes	8,199	18,701
Accrued expenses and other current liabilities	33,097	17,286
Total current liabilities	165,006	127,725
Note payable to parent	0	101,650
Deferred rent	43,292	29,381
Deferred tax liabilities	6,300	5,495
Other long-term liabilities	3,590	3,218
Total liabilities	218,188	267,469
Commitments and contingencies
Contingently redeemable ordinary shares	0	6,706
Shareholders' equity
Convertible preference shares, no par value; 10,163,920 shares issued and outstanding at April 2, 2011.
Ordinary shares, no par value; 650,000,000 shares authorized, and 192,731,390 shares issued and outstanding at March 31, 2012, and 140,554,377 shares issued and outstanding at April 2, 2011.
Additional paid-in capital	228,321	40,000
Accumulated other comprehensive (loss) income	(735)	4,033
Retained earnings	228,651	81,287
Total shareholders' equity	456,237	125,320
Total liabilities and shareholders' equity	$ 674,425	$ 399,495

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012	Apr. 02, 2011
Consolidated Balance Sheets [Abstract]
Convertible preference shares, par value
Convertible preference shares, shares issued		10,163,920
Convertible preference shares, shares outstanding		10,163,920
Ordinary shares, par value
Ordinary shares, shares authorized	650,000,000	650,000,000
Ordinary shares, shares issued	192,731,390	140,554,377
Ordinary shares, shares outstanding	192,731,390	140,554,377

Consolidated Statements of Operations and Comprehensive Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Apr. 02, 2011	Apr. 03, 2010
Consolidated Statements of Operations and Comprehensive Income [Abstract]
Net sales	$ 1,237,100	$ 757,800	$ 483,452
Royalty revenue	65,154	45,539	24,647
Total revenue	1,302,254	803,339	508,099
Cost of goods sold	549,158	357,274	241,365
Gross profit	753,096	446,065	266,734
Selling, general and administrative expenses	464,568	279,822	191,717
Depreciation and amortization	37,554	25,543	18,843
Impairment of long-lived assets	3,292	3,834
Total operating expenses	505,414	309,199	210,560
Income from operations	247,682	136,866	56,174
Interest expense, net	1,495	1,861	2,057
Foreign currency (gain) loss	(2,629)	1,786	(830)
Income before provision for income taxes	248,816	133,219	54,947
Provision for income taxes	101,452	60,713	15,699
Net income	147,364	72,506	39,248
Net income applicable to preference shareholders	21,227	15,629	8,460
Net income available for ordinary shareholders	126,137	56,877	30,788
Weighted average ordinary shares outstanding:
Basic	158,258,126	140,554,377	140,554,377
Diluted	189,299,197	179,177,268	179,177,268
Net income per ordinary share:
Basic	$ 0.8	$ 0.4	$ 0.22
Diluted	$ 0.78	$ 0.4	$ 0.22
Statements of Comprehensive Income:
Net income	147,364	72,506	39,248
Foreign currency translation adjustments	(4,768)	3,803	150
Comprehensive income	$ 142,596	$ 76,309	$ 39,398

Consolidated Statement of Shareholders' Equity (USD $) In Thousands, except Share data		Total	Convertible Preference Shares	Ordinary Shares	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Accumulated Deficit)
Balance at Mar. 28, 2009		$ 11,475	$ 0	$ 0	$ 41,300	$ 80	$ (29,905)
Balance, shares at Mar. 28, 2009			10,163,920	140,554,377
Net income		39,248					39,248
Foreign currency translation adjustment		150				150
Comprehensive income		39,398
Distribution to shareholders		(1,862)			(1,300)		(562)
Balance at Apr. 03, 2010		49,011	0	0	40,000	230	8,781
Balance, shares at Apr. 03, 2010			10,163,920	140,554,377
Net income		72,506					72,506
Foreign currency translation adjustment		3,803				3,803
Comprehensive income		76,309
Balance at Apr. 02, 2011		125,320	0	0	40,000	4,033	81,287
Balance, shares at Apr. 02, 2011			10,163,920	140,554,377
Net income		147,364					147,364
Foreign currency translation adjustment		(4,768)				(4,768)
Comprehensive income		142,596
Issuance of shares in exchange for note*	[1]	101,650			101,650
Issuance of shares in exchange for note*, shares	[1]		475,796	6,579,656
Elimination of contingent redemption on ordinary shares		6,706			6,706
Issuance of convertible preference shares		9,550			9,550
Issuance of convertible preference shares, shares			217,137
Issuance of restricted shares, shares				820,074
Exercise of employee share options		9,672			9,672
Exercise of employee share options, shares				3,521,258
Equity compensation expense		27,020			27,020
Tax benefits on exercise of share options		32,281			32,281
Contributed capital- services provided by former parent		1,442			1,442
Conversion of convertible preference shares, shares			(10,856,853)	41,256,025
Balance at Mar. 31, 2012		$ 456,237	$ 0	$ 0	$ 228,321	$ (735)	$ 228,651
Balance, shares at Mar. 31, 2012			0	192,731,390

[1]	Represents the extinguishment of the note payable to the company's parent

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Apr. 02, 2011	Apr. 03, 2010
Cash flows from operating activities
Net income	$ 147,364	$ 72,506	$ 39,248
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,554	25,543	18,843
Impairment and write-off of property and equipment	3,292	2,052	42
Impairment of intangible assets		1,782
Unrealized foreign currency (gain) loss	(2,629)	1,786	(1,965)
Amortization of deferred financing costs	498	225	229
Amortization of deferred rent	4,214	3,020	1,402
Deferred income tax provision	(7,729)	12,443	11,024
Equity compensation expense	27,020
Tax benefits on exercise of share options	(32,281)
Non-cash charges for services provided by former parent	1,442
Change in assets and liabilities:
Receivables, net	(48,399)	(14,071)	(35,350)
Inventories	(71,151)	(50,465)	(13,390)
Prepaid expenses and other current assets	(12,647)	(8,990)	(4,721)
Other assets	(2,284)	(664)	(1,363)
Accounts payable	14,888	18,043	4,612
Accrued expenses and other current liabilities	46,419	37,405	5,149
Other long-term liabilities and deferred credits	9,719	9,693	4,832
Net cash provided by operating activities	115,290	110,308	28,592
Cash flows from investing activities
Capital expenditures	(88,187)	(57,348)	(30,816)
Purchase of intangible assets		(482)	(1,359)
Net cash used in investing activities	(88,187)	(57,830)	(32,175)
Cash flows from financing activities
Repayments of borrowings under revolving credit agreement	(100,855)	(225,820)	(218,063)
Borrowings under revolving credit agreement	110,764	194,605	222,603
Bank overdraft		(4,380)	2,903
Proceeds from private placement	9,550
Exercise of employee share options	9,672
Tax benefits on exercise of share options	32,281
Distribution to shareholders			(1,862)
Payment of loan to parent		(1,850)
Payment of deferred financing costs	(2,773)	(281)
Net cash provided by (used in) financing activities	58,639	(37,726)	5,581
Effect of exchange rate changes on cash and cash equivalents	(453)	649	1,206
Net increase in cash and cash equivalents	85,289	15,401	3,204
Beginning of period	21,065	5,664	2,460
End of period	106,354	21,065	5,664
Supplemental disclosures of cash flow information
Cash paid for interest	1,266	1,202	1,573
Cash paid for income taxes	84,389	27,252	4,730
Supplemental disclosure of noncash investing and financing activities
Accrued capital expenditures	$ 6,869	$ 3,538	$ 2,519

Business and Basis of Presentation	12 Months Ended
Mar. 31, 2012
Business and Basis of Presentation [Abstract]
Business and Basis of Presentation

1. Business and Basis of Presentation

Michael Kors Holdings Limited (“MKHL,” and together with its subsidiaries, the “Company”) was incorporated in the British Virgin Islands (“BVI”) on December 13, 2002. The Company is a leading designer, marketer, distributor and retailer of branded women’s apparel and accessories and men’s apparel bearing the Michael Kors tradename and related trademarks “MICHAEL KORS,” “MICHAEL MICHAEL KORS,” “KORS MICHAEL KORS” and various other related trademarks and logos. The Company’s business consists of retail, wholesale and licensing segments. Retail operations consist of collection stores, lifestyle stores, including concessions and outlet stores located primarily in the United States, Canada, Europe and Japan. Wholesale revenues are principally derived from major department and specialty stores located throughout the United States, Canada and Europe. The Company licenses its trademarks on products such as fragrances, cosmetics, eyewear, leather goods, jewelry, watches, coats, footwear, men’s suits, swimwear, furs and ties.

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States and include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

For all periods presented, all ordinary share and per share amounts in these consolidated financial statements and the notes hereto have been adjusted retroactively to reflect the effects of a 3.8-to-1 share split, which was completed on November 30, 2011, as well as the effects of the July 2011 reorganization discussed in Note 2 below, as if such reorganization and share split had occurred at the beginning of the periods presented.

The Company utilizes a 52 to 53 week fiscal year ending on the Saturday closest to March 31. As such, the fiscal years ending on March 31, 2012 and April 2, 2011 (“Fiscal 2012” and “Fiscal 2011,” respectively) consist of 52 weeks, and the fiscal year ending April 3, 2010 (“Fiscal 2010”) consists of 53 weeks.

Reorganization and Initial Public Offering	12 Months Ended
Mar. 31, 2012
Reorganization and Initial Public Offering [Abstract]
Reorganization and Initial Public Offering

2. Reorganization and Initial Public Offering

Prior to July 2011, the Company was owned 85% by SHL-Kors Limited, a BVI corporation, and 15% by Mr. Kors. SHL-Kors Limited was owned 100% by SHL Fashion Limited.

In July 2011, the Company underwent a corporate reorganization whereby the Company completed a merger with its former parent, SHL-Kors Limited, which merged with and into the Company, with the Company as the surviving corporation (the “First Merger”). Subsequent to the completion of the First Merger, SHL Fashion Limited, the former parent company of SHL-Kors Limited, merged with and into the Company (the “Second Merger”), with the Company as the surviving corporation. Upon completion of the Second Merger, all previous shareholders of SHL Fashion Limited and Mr. Kors became direct shareholders in the Company. Immediately prior to the Second Merger, the Company issued 475,796 preference shares and 6,579,656 ordinary shares to SHL Fashion Limited in consideration for the extinguishment of the Company’s $101.7 million note payable to SHL Fashion Limited. This exchange was based on the fair value of the Company at the time of exchange. In the Second Merger, Mr. Kors and the shareholders of SHL Fashion received 147,134,033 newly issued ordinary shares and 10,639,716 newly issued convertible preference shares of the Company in proportion to their ownership interests held prior to the Second Merger. The Company considered this transaction to be the acquisition of the non-controlling interest in the Company held by Mr. Kors, and, accordingly, the Company accounted for this transaction as an equity transaction.

Following the reorganization, in a private placement in July 2011, a group of investors purchased (i) all 10,639,716 convertible preference shares issued in the reorganization from the previous SHL Fashion Limited shareholders and Mr. Kors for $490 million, and (ii) 217,137 newly issued convertible preference shares from the Company for $10.0 million, of which $9.5 million in proceeds, net of placement fees of $0.5 million, were received by the Company. As a result of the aforementioned transactions, the capital structure of the Company increased from 4,351 issued and outstanding ordinary shares to 147,134,033 issued and outstanding ordinary shares (650,000,000 authorized) and 10,856,853 authorized, issued and outstanding convertible preference shares.

In addition to the above, immediately prior to the reorganization, the redemption feature related to the contingently redeemable ordinary shares was eliminated, thereby, resulting in the reclassification of $6.7 million from temporary equity, which was classified as “contingently redeemable ordinary shares” in the Company’s consolidated balance sheets, to permanent equity as additional paid-in capital (see Note 16).

On December 20, 2011, the Company completed an initial public offering (“IPO”), which resulted in the sale of 54,280,000 shares at a price of $20 per share, all of which were sold by selling shareholders. The Company did not receive any of the proceeds related to the sale of these shares. On December 20, 2011, in connection with the consummation of the IPO, 10,856,853 convertible preference shares were converted to 41,256,025 ordinary shares at a ratio of 3.8-to-1 resulting in no preference shares issued and outstanding at March 31, 2012.

During March 2012, the Company completed a secondary offering of 25,000,000 ordinary shares at a price of $47.00 per share. Similar to the IPO the Company did not receive any of the proceeds related to the sale of these shares. As a result of the secondary offering, Sportswear Holdings Limited ownership decreased to 26.1% of the Company’s ordinary shares whereby the Company ceased to be a “controlled company” under NYSE listing rules.

Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

3. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to use judgment and make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are completed. The most significant assumptions and estimates involved in preparing the financial statements include allowances for customer deductions, sales returns, sales discounts and doubtful accounts, estimates of inventory recovery, the valuation of stock-based compensation, valuation of deferred taxes and the estimated useful lives used for amortization and depreciation of intangible assets and property and equipment. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes retail store revenues upon sale of its products to retail consumers, net of estimated returns. Wholesale revenue is recognized net of estimates for sales returns, discounts and allowances, after merchandise is shipped and title and risk of loss is transferred to the Company’s wholesale customers. To arrive at net sales for retail, gross sales are reduced by actual customer returns as well as by a provision for estimated future customer returns, which is based on management’s review of historical and current customer returns. Sales taxes collected from retail customers are presented on a net basis and as such are excluded from revenue. To arrive at net sales for wholesale, gross sales are reduced by provisions for estimated future returns, based on current expectations, trade discounts, markdowns, allowances and operational chargebacks, as well as for certain cooperative selling expenses.

The following table details the activity and balances of the Company’s sales reserves for the fiscal years ended March 31, 2012, April 2, 2011 and April 3, 2010 (in thousands):

Retail	Balance Beginning of Year	Amounts Charged to Revenue	Write-offs Against Reserves	Balance at Year End
Return Reserves:
Year ended March 31, 2012	$2,313	$23,580	$(24,234)	$1,659
Year ended April 2, 2011	1,413	14,323	(13,423)	2,313
Year ended April 3, 2010	754	7,298	(6,639)	1,413

Wholesale	Balance Beginning of Year	Amounts Charged to Revenue	Write-offs Against Reserves	Balance at Year End
Total Sales Reserves:
Year ended March 31, 2012	$25,180	$114,577	$(109,376)	$30,381
Year ended April 2, 2011	20,215	84,697	(79,732)	25,180
Year ended April 3, 2010	19,481	68,955	(68,221)	20,215

Royalty revenue generated from product licenses, which includes contributions for advertising, is based on reported sales of licensed products bearing the Company’s tradenames, at rates specified in the license agreements. These agreements are also subject to contractual minimum levels. Royalty revenue generated by geographic specific licensing agreements is recognized as earned under the licensing agreements based on reported sales of licensees applicable to specified periods as outlined in the agreements. These agreements allow for the use of the Company’s tradename to sell its branded products in specific geographic regions.

Advertising

Advertising costs are charged to expense when incurred and are reflected in general and administrative expenses. For the years ended March 31, 2012, April 2, 2011, and April 3, 2010, advertising expense was $31.4 million, $27.4 million and $22.4 million, respectively.

Cooperative advertising expense, which represents the Company’s participation in advertising expenses of its wholesale customers, is reflected as a reduction of net sales. Expenses related to cooperative advertising for Fiscal 2012, Fiscal 2011, and Fiscal 2010, were $4.3 million, $3.9 million and $3.4 million, respectively.

Shipping and Handling

Shipping and handling costs amounting to $19.7 million, $12.4 million and $8.3 million for the years ended March 31, 2012, April 2, 2011, and April 3, 2010, respectively, are included in selling, general and administrative expenses in the statements of operations.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Inventories

Inventories consist of finished goods and are stated at the lower of cost or market value. Cost is determined using the first-in-first-out (FIFO) method. Costs include amounts paid to independent manufacturers, plus duties and freight to bring the goods to the Company’s warehouses, which are located in the United States, Holland, Canada, Japan and Hong Kong. The Company adjusts its inventory to reflect situations in which the cost of inventory is not expected to be fully recovered. These adjustments are estimates, which could vary significantly from actual results if future economic conditions, customer demand or competition differ from expectations. For the periods presented, there were no significant adjustments related to unrecoverable inventory.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization (carrying value). Depreciation is provided on a straight-line basis over the expected remaining useful lives of the related assets. Equipment, furniture and fixtures, and computer hardware and software are depreciated over five years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated remaining useful lives of the related assets or remaining lease term.

The Company’s share of the cost of constructing in-store shop displays within its wholesale customers’ floor-space (“shop-in-shops”), which is paid directly to third-party suppliers, is capitalized as property and equipment and amortized over a useful life of three years.

Maintenance and repairs are charged to expense in the year incurred. Cost and related accumulated depreciation for property and equipment are removed from the accounts upon their sale or disposition and the resulting gain or loss is reflected in the results of operations.

Internal-use Software

The Company capitalizes, in property and equipment, direct costs incurred during the application development stage and the implementation stage for developing, purchasing or otherwise acquiring software for internal use. These costs are amortized over the estimated useful lives of the software, generally five years. All costs incurred during the preliminary project stage, including project scoping, identification and testing of alternatives, are expensed as incurred.

Intangible Assets

Intangible assets consist of trademarks and lease rights and are stated at cost less accumulated amortization. Trademarks are amortized over twenty years and lease rights are amortized over the term of the related lease agreements on a straight-line basis.

Impairment of Long-lived Assets

The Company evaluates its long-lived assets, including fixed assets and intangible assets with finite useful lives, for impairment whenever events or changes in circumstances indicate that the carrying amount of any such asset may not be recoverable. If the sum of estimated undiscounted future cash flows associated with the asset is less than the asset’s carrying value, an impairment charge is recognized, which is measured as the amount by which the carrying value exceeds the fair value of the asset. These estimates of cash flow require significant management judgment and certain assumptions about future volume, sales and expense growth rates, devaluation and inflation. As such, these estimates may differ from actual cash flows.

Goodwill and Other Intangible Assets

On an annual basis, the Company evaluates goodwill impairment during the Company’s fourth quarter of its fiscal year or whenever impairment indicators exist. Judgments regarding the existence of impairment indicators are based on market conditions and operational performance of the business. Future events could cause the Company to conclude that impairment indicators exist, and, therefore, that goodwill may be impaired. To the extent that the fair value associated with the goodwill is less than its carrying amount, the Company writes down the carrying amount of the goodwill to its fair value.

Prior to Fiscal 2012 the Company assessed goodwill for impairment by calculating the fair value of the Company’s reporting units to which goodwill has been allocated using the discounted cash flow method along with the market multiples method. During Fiscal 2012, the Company adopted a new accounting pronouncement related to goodwill impairment analysis, which allows entities to initially perform a qualitative analysis (“step zero”) of the fair value of its reporting units to determine whether it is necessary to undertake a quantitative (“two step”) goodwill analysis. In the fourth quarter of Fiscal 2012, the Company followed this new guidance with respect to its annual impairment analysis for goodwill, and concluded that the carrying amounts of all reporting units significantly exceeded their respective fair values, and thus performing any further analysis (e.g. two step) was unnecessary.

The Company will continue to perform the aforementioned qualitative analysis (step zero) in future fiscal years as its first step in goodwill impairment assessment. Should the results of this assessment result in either an ambiguous or unfavorable conclusion the Company will perform additional quantitative testing consistent with the fair value approach mentioned above. The valuation methods used in the fair value approach, discounted cash flow and market multiples method, require the Company’s management to make certain assumptions and estimates regarding certain industry trends and future profitability of the Company’s reporting units. If the carrying amount of a reporting unit exceeds its fair value, the Company would compare the implied fair value of the reporting unit goodwill with its carrying value. To compute the implied fair value, the Company would assign the fair value of the reporting unit to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. If the carrying value of the reporting unit goodwill exceeded the implied fair value of the reporting unit goodwill, the Company would record an impairment loss to write down such goodwill to its implied fair value. The valuation of goodwill is affected by, among other things, the Company’s business plan for the future and estimated results of future operations.

Stock-based Compensation

The Company grants stock-based awards to certain employees and directors of the Company. Awards are measured at the grant date based on the fair value as calculated using the Black-Scholes option pricing model, for share options, or the closing market price at the grant date for restricted shares. These fair values are recognized as expense over the requisite service period, based on attainment of certain vesting requirements, which included the Company’s completion of an initial public offering (“IPO”). Determining the fair value of stock-based awards at the grant date requires considerable judgment, including estimating expected volatility, expected term and risk-free rate.

The Company’s expected volatility is based on the average volatility rates of similar actively traded companies over the past 4.5-9.5 years, which is the Company’s range of estimated expected holding periods. The expected holding period for options which vest based on performance requirements are based on the period to expiration which is generally 9-10 years, which directly correlates to the Company’s service period requirement for such options. Generally, the expected holding period for time-based vesting options (no performance requirements) are calculated using the simplified method which uses the vesting term of the options, generally 4 years, and the contractual term of 7 years, resulting in a holding period of 4.5-4.75 years. The simplified method was chosen as a means to determine the Company’s estimated holding period as prior to December 2011, the Company was privately held and as such there is insufficient historical option exercise experience. The risk-free rate is derived from the zero-coupon U.S. Treasury Strips yield curve, the period of which relates to the grant’s estimated holding period. If factors change and the Company employs different assumptions, the fair value of future awards and resulting stock-based compensation expense may differ significantly from what the Company has estimated in the past.

Foreign Currency Translation and Transactions

The financial statements of the majority of the Company’s foreign subsidiaries are measured using the local currency as the functional currency. The Company’s functional currency is the United States dollar (“USD”) for MKHL and its United States based subsidiaries. Assets and liabilities have been translated using period-end exchange rates, and revenues and expenses have been translated using average exchange rates over the reporting period. The adjustments resulting from translation have been recorded separately in shareholders’ equity as a component of accumulated other comprehensive income. Foreign currency transaction income and losses resulting from the re-measuring of transactions denominated in a currency other than the functional currency of a particular entity are included in the consolidated statements of operations.

Derivative Financial Instruments

The Company uses forward currency exchange contracts to manage its exposure to fluctuations in foreign currency for certain of its transactions. The Company in its normal course of business enters into transactions with foreign suppliers and seeks to minimize risk related to these transactions. The Company records these derivative instruments on the consolidated balance sheets at fair value. Though the Company uses forward contracts to hedge its cash flows, the Company does not designate these instruments as hedges for hedge accounting purposes. Accordingly, changes in the fair value of these contracts, as of each balance sheet date and upon maturity, are recorded in cost of sales or operating expenses, within the Company’s consolidated statements of operations, as applicable to the transactions for which the forward exchange contracts were intended to hedge. For Fiscal 2012 the Company recorded a gain of $2.6 million relating to these contracts, as a component of operations. For fiscal years ended 2011 and 2010, amounts representing a loss of $2.5 million and, $1.0 million, respectively, were charged to operations. The following table details the fair value of these contracts as of March 31, 2012 and April 2, 2011 (in thousands):

	March 31, 2012	April 2, 2011
Prepaid expenses and other current assets	$1,318	$745
Accrued expenses and other current liabilities	$(276)	$(2,293)

The Company is exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. In attempts to mitigate counterparty credit risk, the Company enters into contracts with carefully selected financial institutions based upon their credit ratings and certain other financial factors, adhering to established limits for credit exposure. The aforementioned forward contracts generally have a term of no more than 18 months. The period of these contracts is directly related to the foreign transaction they are intended to hedge. The notional amount of these contracts outstanding at March 31, 2012 is approximately $51.2 million.

Income Taxes

Deferred income tax assets and liabilities have been provided for temporary differences between the tax bases and financial reporting bases of the Company’s assets and liabilities using the tax rates and laws in effect for the periods in which the differences are expected to reverse. The Company periodically assesses the realizability of deferred tax assets and the adequacy of deferred tax liabilities, based on the results of local, state, federal or foreign statutory tax audits or estimates and judgments used.

Realization of deferred tax assets associated with net operating loss and tax credit carryforwards is dependent upon generating sufficient taxable income prior to their expiration in the applicable tax jurisdiction. The Company periodically reviews the recoverability of its deferred tax assets and provides valuation allowances, as deemed necessary, to reduce deferred tax assets to amounts that more-likely-than-not will be realized. The Company’s management considers many factors when assessing the likelihood of future realization of deferred tax assets, including recent earnings results within various taxing jurisdictions, expectations of future taxable income, the carryforward periods remaining and other factors. Changes in the required valuation allowance are recorded in income in the period such determination is made. Deferred tax assets could be reduced in the future if the Company’s estimates of taxable income during the carryforward period are significantly reduced or alternative tax strategies are no longer viable.

The Company recognizes the impact of an uncertain income tax position taken on its income tax returns at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will be recognized if it has less than a 50% likelihood of being sustained. The tax positions are analyzed periodically (at least quarterly) and adjustments are made as events occur that warrant adjustments for those positions. The Company records interest expense and penalties payable to relevant tax authorities as income tax expense.

Rent Expense, Deferred Rent and Landlord Construction Allowances

The Company leases office space, retail stores and distribution facilities under agreements that are classified as operating leases. Many of these operating leases include contingent rent provisions (percentage rent), and/or provide for certain landlord allowances related to tenant improvements and other relevant items. Rent expense is calculated by recognizing total minimum rental payments (net of any rental abatements, construction allowances and other rental concessions), on a straight-line basis, over the lease term. Accordingly, rent expense charged to operations differs from rent paid, resulting in the Company recording deferred rent, which is classified as a long-term liability in the Company’s consolidated balance sheets. The recognition of rent expense for a given operating lease commences on the earlier of the lease commencement date or the date of possession of the property. The Company accounts for landlord allowances and incentives as a component of deferred rent, which is amortized over the lease term as a reduction of rent expense. The Company records rent expense as a component of selling, general and administrative expenses.

Deferred Financing Costs

The Company defers costs directly associated with acquiring third party financing. These deferred costs are amortized as interest expense over the term of the related indebtedness. As of March 31, 2012, deferred financing costs were $2.4 million, net of accumulated amortization of $1.3 million, and as of April 2, 2011, deferred financing costs were $0.2 million, net of accumulated amortization of $0.8 million. Deferred financing costs are included in other assets on the consolidated balance sheets.

Net Income Per Share

The Company reports earnings per share in conformity with the two-class method for calculating and presenting earnings per share, due to the existence of both ordinary and convertible preference securities. Under the two-class method, basic net income per ordinary share is computed by dividing the net income available to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. Net income available to shareholders is determined by allocating undistributed earnings between holders of ordinary and convertible preference shares, based on the participation rights of the preference shares. Diluted net income per share is computed by dividing the net income available to both ordinary and preference shareholders by the weighted-average number of dilutive shares outstanding during the period.

The Company’s basic net income per share excludes the dilutive effect of stock options and unvested restricted shares. It is based upon the weighted average number of ordinary shares outstanding during the period divided into net income.

Diluted net income per share reflects the potential dilution that would occur if share option grants or any other dilutive equity instruments were exercised or converted into ordinary shares. These equity instruments are included as potential dilutive securities to the extent they are dilutive under the treasury stock method for the applicable periods.

For the purposes of basic and diluted net income per share, as a result of the reorganization and exchange during July 2011, weighted average shares outstanding for purposes of presenting net income per share on a comparative basis were retroactively restated for all periods presented to reflect the exchange of ordinary shares for the newly issued ordinary and convertible preference shares as described in Note 2, as if such reorganization and exchange had occurred at the beginning of the periods presented. In addition, as a result of the 3.8-to-1 share split, which was completed on November 30, 2011, weighted average shares outstanding were retroactively restated for all periods presented.

The components of the calculation of basic net income per ordinary share and diluted net income per ordinary share are as follows (in thousands except share and per share data):

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Numerator:
Net Income	$147,364	$72,506	$39,248
Net income applicable to preference shareholders	21,227	15,629	8,460

Net income available for ordinary shareholders	126,137	56,877	30,788

Denominator:
Basic weighted average ordinary shares	158,258,126	140,554,377	140,554,377
Weighted average dilutive share equivalents:
share options and restricted shares/units	2,628,650	—	—
convertible preference shares	28,412,421	38,622,891	38,622,891

Diluted weighted average ordinary shares	189,299,197	179,177,268	179,177,268
Basic net income per ordinary share	$0.80	$0.40	$0.22

Diluted net income per ordinary share	$0.78	$0.40	$0.22

Stock options for Fiscal 2012 for 343,787 shares have been excluded from the above calculation as they were anti-dilutive. Stock options for fiscal years 2011 and 2010 have been excluded from the calculation of diluted earnings per share as they were not exercisable during those periods, as the Company had not completed an IPO.

Recent Accounting Pronouncements—The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that have a material impact on results of operations, financial condition, or cash flows, based on current information.

Receivables	12 Months Ended
Mar. 31, 2012
Receivables [Abstract]
Receivables

4. Receivables

Receivables consist of (in thousands):

	March 31, 2012	April 2, 2011
Trade receivables:
Credit risk assumed by factors	$125,219	$82,111
Credit risk retained by Company	28,021	20,543
Receivables due from licensees	6,026	5,315

	159,266	107,969
Less allowances (1):	(32,040)	(27,888)

	$127,226	$80,081

(1)	Allowances consist of the following: sales returns, discounts and credits, as well as doubtful accounts, which were $0.4 million and $0.4 million, at the end of Fiscal 2012 and Fiscal 2011, respectively.

The Company has historically assigned a substantial portion of its trade receivables to factors in the United States and Europe whereby the factors assumed credit risk with respect to such receivables assigned. Under the factor agreements, factors bear the risk of loss from the financial inability of the customer to pay the trade receivable when due, up to such amounts as accepted by the factor; but not the risk of non-payment of such trade receivable for any other reason. The Company provides an allowance for such non-payment risk at the time of sale.

Receivables are presented net of allowances for sales returns, discounts, markdowns, operational chargebacks and doubtful accounts. Sales returns are determined based on an evaluation of current market conditions and historical returns experience. Discounts are based on open invoices where trade discounts have been extended to customers. Markdowns are based on retail sales performance, seasonal negotiations with customers, historical deduction trends and an evaluation of current market conditions. Operational chargebacks are based on deductions taken by customers, net of expected recoveries. Such provisions, and related recoveries, are reflected in net sales.

The allowance for doubtful accounts is determined through analysis of periodic aging of receivables for which credit risk is not assumed by the factors and assessments of collectability based on an evaluation of historic and anticipated trends, the financial conditions of the Company’s customers and the impact of general economic conditions. The past due status of a receivable is based on its contractual terms. Amounts deemed uncollectible are written off against the allowance when it is probable the amounts will not be recovered.

Concentration of Credit Risk, Major Customers and Suppliers	12 Months Ended
Mar. 31, 2012
Concentration of Credit Risk, Major Customers and Suppliers [Abstract]
Concentration of Credit Risk, Major Customers and Suppliers

5. Concentration of Credit Risk, Major Customers and Suppliers

Financial instruments that subject the Company to concentration of credit risk are cash and cash equivalents and receivables. As part of its ongoing procedures, the Company monitors its concentration of deposits with various financial institutions in order to avoid any undue exposure. The Company mitigates its risk by depositing cash and cash equivalents in major financial institutions. With respect to certain of its receivables, the Company mitigates its credit risk through the assignment of receivables to a factor (as demonstrated in the above table in “Credit risk assumed by factors”). For the years ended March 31, 2012, April 2, 2011, and April 3, 2010, net sales related to one customer, within the Company’s wholesale segment, accounted for approximately 13%, 14%, and 15%, respectively, of total revenue. The accounts receivable related to this customer were fully factored for all three fiscal years.

The Company contracts for the purchase of finished goods with independent third-party contractors, whereby the contractor is generally responsible for all manufacturing processes, including the purchase of piece goods and trim. Although the Company does not have any long-term agreements with any of its manufacturing contractors, the Company believes it has mutually satisfactory relationships with them. The Company allocates product manufacturing among agents and contractors based on their capabilities, the availability of production capacity, quality, pricing and delivery. The inability of certain contractors to provide needed services on a timely basis could adversely affect the Company’s operations and financial condition. The Company has relationships with various agents who source the Company’s finished goods with numerous contractors on the Company’s behalf. For the year ended March 31, 2012, one agent sourced approximately 17.0% and one contractor accounted for approximately 31.0% of the Company’s finished goods purchases.

Property and Equipment	12 Months Ended
Mar. 31, 2012
Property and Equipment [Abstract]
Property and Equipment

6. Property and Equipment

Property and equipment consist of (in thousands):

	March 31, 2012	April 2, 2011
Furniture and fixtures	$58,009	$39,564
Equipment	10,871	8,593
Computer equipment and software	20,280	14,042
In-store shops	48,058	30,970
Leasehold improvements	137,771	95,020

	274,989	188,189
Less: accumulated depreciation and amortization	(117,487)	(77,694)

Subtotal	157,502	110,495
Construction-in-progress	13,253	8,828

	$170,755	$119,323

Depreciation and amortization of property and equipment for the years ended March 31, 2012, April 2, 2011, and April 3, 2010, was $36.0 million, $23.6 million, and $17.1 million, respectively. During Fiscal 2012 and Fiscal 2011, the Company recorded impairment charges of $3.3 million and $2.1 million, respectively, related to certain retail locations still in operation. The impairments related to two stores, in each of Fiscal 2012 and Fiscal 2011.

Intangible Assets and Goodwill	12 Months Ended
Mar. 31, 2012
Intangible Assets and Goodwill [Abstract]
Intangible Assets and Goodwill

7. Intangible Assets and Goodwill

The following table discloses the carrying values of intangible assets and goodwill (in thousands):

	March 31, 2012			April 2, 2011
	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Trademarks	$23,000	$10,545	$12,455	$23,000	$9,395	$13,605
Lease Rights	3,838	2,147	1,691	3,823	1,632	2,191
Goodwill	14,005	—	14,005	14,005	—	14,005

	$40,843	$12,692	$28,151	$40,828	$11,027	$29,801

The trademarks relate to the Company’s brand name and are amortized over twenty years. Lease rights are amortized over the respective terms of the underlying lease. Amortization expense was $1.5 million, $1.9 million, and $1.7 million, respectively, for each of the years ended March 31, 2012, April 2, 2011, and April 3, 2010.

Goodwill is not amortized but will be tested for impairment in the last quarter of Fiscal 2013, or whenever impairment indicators exist. As of March 31, 2012, cumulative impairment related to goodwill totaled $5.4 million. There were no charges related to the impairment of goodwill in the periods presented.

Estimated amortization expense for each of the next five years is as follows (in thousands):

Fiscal 2013	$1,472
Fiscal 2014	1,406
Fiscal 2015	1,406
Fiscal 2016	1,399
Fiscal 2017	1,398
Thereafter	7,064

$14,145

As a result of impairment charges recognized in Fiscal 2011, related to certain retail stores, as described in Note 6, the Company recognized impairment charges of $1.8 million for lease rights related to those stores. There were no impairments to lease rights related to the stores which were impaired during Fiscal 2012.

Accrued Expenses and Other Current Liabilities	12 Months Ended
Mar. 31, 2012
Accrued Expenses and Other Current Liabilities [Abstract]
Accrued Expenses and Other Current Liabilities

8. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consist of (in thousands):

	March 31, 2012	April 2, 2011
Professional services	$2,545	$1,115
Advance royalty	9,881	5,173
Inventory purchases	3,750	1,644
Sales tax payable	4,636	1,974
Unrealized loss on foreign exchange contracts	276	2,293
Advertising	2,038	655
Other	9,971	4,432

	$33,097	$17,286

Credit Facilities	12 Months Ended
Mar. 31, 2012
Credit Facilities [Abstract]
Credit Facilities

9. Credit Facilities

The Company has a secured revolving credit facility as amended (the “Credit Facility”), which expires on September 15, 2015. The Credit Facility provides for up to $100.0 million of borrowings and a sub-limit for loans and letters of credit to the Company’s European subsidiaries of $35.0 million. The Credit Facility provides for aggregate credit available to the Company equal to the lesser of (i) $100.0 million or (ii) the sum of specified percentages of eligible receivables and eligible inventory, as defined, plus $30.0 million. Amounts outstanding under the Credit Facility are collateralized by substantially all the assets of the Company. The Credit Facility contains covenants that, among other things, require the Company to maintain a fixed charge coverage ratio, set limits on capital expenditures and indebtedness, and restrict the incurrence of additional liens and cash dividends.

Borrowings under the Credit Facility accrue interest at the rate per annum announced from time to time by the agent of 1.25% above the prevailing applicable prime rate, or at a per annum rate equal to 2.25% above the prevailing LIBOR rate. The weighted average interest rate for the Credit Facility was 3.93% during Fiscal 2012 and 4.53% during Fiscal 2011. The Credit Facility requires an annual facility fee of $0.1 million, and an annual commitment fee of 0.35% on the unused portion of the available credit under the Credit Facility.

As of March 31, 2012, the amount of borrowings outstanding on the Credit Facility was $22.7 million, and the amount available for future borrowings was $43.9 million. The largest amount borrowed during Fiscal 2012 was $34.8 million. At March 31, 2012, there were documentary letters of credit outstanding for approximately $21.8 million and stand-by letters of credit outstanding of $11.3 million.

Commitments and Contingencies	12 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

10. Commitments and Contingencies

Leases

The Company leases office space, retail stores and warehouse space under operating lease agreements that expire at various dates through April 2026. In addition to minimum rental payments, the leases require payment of increases in real estate taxes and other expenses incidental to the use of the property.

Rent expense for the Company’s operating leases consist of the following (in thousands):

	March 31, 2012	April 2, 2011	April 3, 2010
Minimum rentals	$61,364	$43,875	$26,246
Contingent rent	11,209	3,049	1,071

Total rent expense	$72,573	$46,924	$27,317

Future minimum lease payments under the terms of these noncancelable operating lease agreements are as follows (in thousands):

Fiscal year ending
2013	$61,996
2014	65,104
2015	66,571
2016	63,374
2017	60,770
Thereafter	217,950

$535,765

The Company has issued stand-by letters of credit to guarantee certain of its retail and corporate operating lease commitments, aggregating $7.9 million at March 31, 2012.

Long-term Employment Contract

The Company has an employment agreement with one of its officers that provides for continuous employment through the date of the officer’s death or permanent disability at a current salary of $2.5 million. In addition to the salary, the agreement provides for an annual bonus and other employee related benefits.

Contingencies

In the ordinary course of business, the Company is party to various legal proceedings and claims. Although the outcome of such items cannot be determined with certainty, the Company’s management does not believe that the outcome of all pending legal proceedings in the aggregate will have a material adverse effect on its cash flow, results of operations or financial position.

Fair Value of Financial Instruments	12 Months Ended
Mar. 31, 2012
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments

11. Fair Value of Financial Instruments

Financial assets and liabilities are measured at fair value using a valuation hierarchy for disclosure of fair value measurements. The determination of the applicable level within the hierarchy of a particular asset or liability depends on the inputs used in valuation as of the measurement date, notably the extent to which the inputs are market-based (observable) or internally derived (unobservable). Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs based on a company’s own assumptions about market participant assumptions developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access at the measurement date.

Level 2—Valuations based on quoted inputs other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company has historically entered into forward exchange contracts to hedge the foreign currency exposure of its firm commitments to purchase certain inventory from its manufacturers in Europe, as well as commitments for certain services. The forward contracts that are used in the program mature in eighteen months or less, consistent with the related purchase commitments. The Company attempts to hedge the majority of its total anticipated European purchase and service contracts. Gains and losses applicable to derivatives used for purchase commitments are recognized in cost of sales, and those applicable to other services are recognized in selling, general and administrative expenses. In determining the fair value of the Company’s foreign currency forward contracts, the Company’s only derivative instruments, observable inputs were available at March 31, 2012, and thus were relied upon for the valuation of the Company’s forward contracts.

The fair value of the forward contracts are included in prepaid expenses and other current assets, and in accrued expenses and other current liabilities in the consolidated balance sheets, depending on whether they represent assets or (liabilities) to the Company. Amounts recorded in the statement of operations relating to the changes in fair value of foreign currency contracts during Fiscal 2012, as a net gain, were approximately $2.6 million, most of which were included in cost of goods sold. All contracts are categorized in Level 2 of the fair value hierarchy as shown in the following table (in thousands):

	Total	Fair value at March 31, 2012, using:
(In thousands)		Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Foreign currency forward contracts- Euro	$(276)	$—	$(276)	$—
Foreign currency forward contracts- U.S. Dollar	1,318	—	1,318	—

Total	$1,042	$—	$1,042	$—

The Company’s cash and cash equivalents, accounts receivable and accounts payable, are recorded at carrying value, which approximates fair value. Borrowings under the Credit Facility are recorded at face value as the fair value of the Credit Facility is synonymous with its recorded value as it is a short-term debt facility due to its revolving nature.

Stock-Based Compensation	12 Months Ended
Mar. 31, 2012
Stock-Based Compensation [Abstract]
Stock-Based Compensation

12. Stock-Based Compensation

The Company issues equity grants to certain employees and directors of the Company at the discretion of the Company’s Compensation Committee. The Company has two equity plans, one adopted in Fiscal 2008, the Michael Kors (USA), Inc. Stock Option Plan (as amended and restated, the “2008 Plan”), and the other adopted in the third fiscal quarter of Fiscal 2012, the Michael Kors Holdings Limited Omnibus Incentive Plan (the “2012 Plan”). The 2008 Plan provided for the granting of share options only and was authorized to issue up to 23,980,823 ordinary shares. As of March 31, 2012, there are no shares available for the granting of equity awards under the 2008 Plan. The 2012 Plan allows for the granting of share options, restricted shares and restricted share units, and other equity awards, and authorizes a total issuance of up to 15,246,000 ordinary shares. At March 31, 2012, there were 12,476,120 ordinary shares available for the granting of equity awards under the 2012 Plan. Option grants issued from the 2008 Plan generally expire ten years from the date of the grant, and those issued under the 2012 Plan generally expire seven years from the date of the grant.

Stock Options

Stock options are generally exercisable at no less than the fair market value on the date of grant. The Company has issued two types of option grants, those that vest based on the attainment of a performance target and those that vest based on the passage of time. Performance based stock options may vest based upon the attainment of one of two performance measures. One performance measure is an individual performance target, which is based upon certain performance targets unique to the individual grantee, and the other measure is a company-wide performance target, which is based on a cumulative minimum growth requirement in consolidated net equity. The individual performance target vests 20% of the total option grant each year the target is satisfied. The individual has ten years in which to achieve five individual performance vesting tranches. The company-wide performance target must be achieved over the ten-year term. Performance is measured at the end of the term, and any unvested options under the grant vest if the target is achieved. The Company-wide performance target is established at the time of the grant. The target metrics underlying individual performance vesting requirements are established for each recipient each year up until such time as the grant is fully vested. Options subject to time based vesting requirements become vested in four equal increments on each of the first, second, third and fourth anniversaries of the date on which such options were awarded.

The following table summarizes the share options activity during Fiscal 2012, and information about options outstanding at March 31, 2012:

	Number of Options	Weighted Average Exercise price	Weighted Average Remaining Contractual Live (years)	Aggregate Intrinsic Value (in thousands)
Outstanding at April 2, 2011	19,414,315	$3.06
Granted	5,256,780	$16.36
Redeemed*	(1,140,974)	$2.75
Exercised	(3,521,258)	$2.75
Canceled/forfeited	(466,463)	$8.16

Outstanding at March 31, 2012	19,542,400	$6.59	7.81	$781,689

Vested or expected to vest at March 31, 2012	18,174,432	$6.45	7.76

Vested and exercisable at March 31, 2012	6,047,975	$2.82	6.66	$264,741

*	The Company redeemed certain option grants during August 2011, for which it paid cash consideration of $10.7 million, representing the $12.12 share value established at the time of the private placement, less the exercise price of the option grants in the aggregate. The redemption was charged to selling, general and administrative expenses during the fiscal year ended March 31, 2012.

The total intrinsic value of options exercised during Fiscal 2012 was $109.5 million. The cash received from options exercised during Fiscal 2012, was $9.7 million. There were no options exercised prior to Fiscal 2012.

The weighted average grant date fair value for options granted during Fiscal 2012, Fiscal 2011, and Fiscal 2010, was $8.01, $3.08, and $0.96, respectively. The following table represents assumptions used to estimate the fair value of options:

	Fiscal Year Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Expected dividend yield	0.0%	0.0%	0.0%
Volatility factor	46.5%	46.7%	46.4%
Weighted average risk-free interest rate	1.8%	3.2%	3.9%
Expected life of option	7.8 years	10 years	10 years

Restricted Shares

The Company grants restricted shares and restricted share units at the fair market value at the date of the grant. Expense for restricted share grants is calculated based on the intrinsic value of the grant, which is the difference between the cost to the recipient and the fair market value of the underlying share (grants are generally issued at no cost to the recipient). Expense is recognized ratably over the vesting period which is generally four years from the date of the grant. Similar to share options, restricted share grants vest in four equal increments on each of the first, second, third and fourth anniversaries of the date on which such grants were awarded. Restricted share units vest in full on the first anniversary of the date of the grant.

The following table summarizes restricted shares and restricted share units for the 2012 Plan as of March 31, 2012 and changes during the fiscal year then ended:

	Number of Unvested Restricted Shares/Units	Weighted Average Grant Date Fair Value
Unvested at April 2, 2011	—	$—
Granted	836,874	$22.53
Vested	—	$—
Canceled/forfeited	—	$—

Unvested at March 31, 2012	836,874	$22.53

Compensation expense attributable to stock-based compensation for Fiscal 2012 was approximately $27.0 million. There was no compensation expense recognized prior to Fiscal 2012, as the Company had not completed an IPO which was one of the vesting requirements for all equity grants. Had the completion of an IPO occurred as of the beginning of the periods presented, compensation expense of $5.3 million and $1.6 million would have been recognized for Fiscal 2011 and Fiscal 2010, respectively. As of March 31, 2012, the remaining unrecognized stock-based compensation expense for non-vested share options and restricted shares to be expensed in future periods is $67.7 million, and the related weighted-average period over which it is expected to be recognized is 3.4 years. There were 6,047,975 and 13,494,425 vested and non-vested outstanding options, respectively, at March 31, 2012. There were 820,074 unvested restricted grants and 16,800 restricted stock units at March 31, 2012. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company estimates forfeitures based on its historical forfeiture rate since the inception of stock option granting. The estimated value of future forfeitures for equity grants as of March 31, 2012 is approximately $5.1 million.

Taxes	12 Months Ended
Mar. 31, 2012
Taxes [Abstract]
Taxes

13. Taxes

MKHL is incorporated in the British Virgin Islands and is generally not subject to taxation. MKHL’s subsidiaries are subject to taxation in the United States and various other foreign jurisdictions which are aggregated in the “Non-U.S,” information captioned below.

Income (loss) before provision for income taxes consisted of the following (in thousands):

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
United States	$227,514	$134,197	$48,300
Non-U.S.	21,302	(978)	6,647

Total income before provision for income taxes	$248,816	$133,219	$54,947

The provision for income taxes was as follows (in thousands):

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Current
U.S. Federal	$79,690	$30,494	$552
U.S. State	20,916	11,527	1,976
Non-U.S.	8,575	6,249	2,146

Total current	109,181	48,270	4,674

Deferred
U.S. Federal	(4,128)	9,950	8,203
U.S. State	(3,595)	2,057	3,718
Non-U.S.	(6)	436	(896)

Total deferred	(7,729)	12,443	11,025

Total provision for income taxes	$101,452	$60,713	$15,699

The following table summarizes the significant differences between the United States Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes:

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Federal tax at 35% statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	4.8%	7.1%	10.6%
Differences in tax effects on foreign income	-1.3%	1.9%	-1.7%
Foreign tax credit	-0.6%	-1.1%	0.0%
Reserve for potential witholding requirements (1)	0.0%	0.1%	-15.2%
Liability for uncertain tax positions	0.2%	0.3%	0.5%
Effect of changes in valuation allowances on deferred tax assets	1.8%	2.5%	-1.4%
Other	0.9%	-0.2%	0.8%

	40.8%	45.6%	28.6%

(1)	During Fiscal 2010, as a result of the reorganization of certain of the Company’s international operations, certain withholding tax requirements were eliminated and the related deferred tax liability previously required to be recognized of approximately $8.4 million was reversed.

Significant components of the Company’s deferred tax assets (liabilities) consist of the following (in thousands):

	March 31, 2012	April 2, 2011
Deferred tax assets
Inventories	$5,185	$4,683
Payroll related accruals	1,123	239
Deferred rent	11,677	8,304
Net operating loss carryforwards	8,142	4,460
Stock compensation	7,777	—
Deferred revenue	3,993	2,096
Other	1,464	794

	39,361	20,576
Valuation allowance	(8,233)	(4,387)

Total deferred tax assets	31,128	16,189

Deferred tax liabilities
Goodwill and intangibles	(1,222)	(1,380)
Depreciation	(20,801)	(10,602)
Other	(308)	(429)

Total deferred tax liabilities	(22,331)	(12,411)

Net deferred tax assets	$8,797	$3,778

The Company maintains valuation allowances on deferred tax assets applicable to subsidiaries in jurisdictions for which separate income tax returns are filed where realization of the related deferred tax assets from future profitable operations is not reasonably assured. Deferred tax valuation allowances were increased by approximately $4.4 million in Fiscal 2012, $3.3 million in Fiscal 2011, and $0.8 million in Fiscal 2010. As a result of the attainment and expectation of achieving profitable operations in certain countries comprising the Company’s European operations and certain state jurisdictions in the United States, for which deferred tax valuation allowances had been previously established, the Company released valuation allowances amounting to approximately $0.2 million in Fiscal 2012 and $0.9 million in Fiscal 2011. The above amounts exclude the effect of currency translation adjustments.

The Company has U.S. state and non-U.S. net operating loss carryforwards of approximately $2.9 million and $43.7 million, respectively, that will begin to expire in 2026 and 2016, respectively.

As of March 31, 2012, the Company has accrued a liability of approximately $1.9 million related to uncertain tax positions, which includes accrued interest, which is included in other long-term liabilities in the consolidated balance sheets.

The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was approximately $1.8 million at March 31, 2012, and approximately $0.9 million at April 2, 2011. A reconciliation of the beginning and ending amounts of unrecognized tax benefits, excluding accrued interest, for Fiscal 2012 and Fiscal 2011, are presented below (in thousands):

	March 31, 2012	April 2, 2011
Unrecognized tax benefits beginning balance	$939	$378
Additions related to prior period tax positions	246	—
Additions related to current period tax positions	573	675
Decreases from prior period positions	—	(114)

Unrecognized tax benefits ending balance	$1,758	$939

The Company classifies interest and penalties related to unrecognized tax benefits as components of the provision for income taxes. Interest recognized through the consolidated statements of operations for Fiscal 2012 and Fiscal 2011 was approximately $0.1 million and $0.1 million, respectively.

The total amount of unrecognized tax benefits relating to the Company’s tax positions is subject to change based on future events, including, but not limited to, the settlements of ongoing audits and/or the expiration of applicable statutes of limitations. The Company files income tax returns in the United States, for federal, state, and local purposes, and in certain foreign jurisdictions. With few exceptions, the Company is no longer subject to examinations by the relevant tax authorities for years prior to its fiscal year ended March 31, 2008.

The total amount of undistributed earnings of United States and other non-U.S. subsidiaries as of March 31, 2012 was approximately $274.3 million. It is the Company’s intention to permanently reinvest undistributed earnings of its United States and non-U.S. subsidiaries and thereby indefinitely postpone their remittance. Accordingly, no provision has been made for withholding taxes or income taxes which may become payable if undistributed earnings are paid as dividends.

Retirement Plans	12 Months Ended
Mar. 31, 2012
Retirement Plans [Abstract]
Retirement Plans

14. Retirement Plans

The Company maintains defined contribution plans for employees, who become eligible to participate after three months of service. Features of these plans allow participants to contribute to a plan a percentage of their compensation, up to statutory limits depending upon the country in which a plan operates, and provide for mandatory and/or discretionary matching contributions by the Company. For the years ended March 31, 2012, April 2, 2011 and April 3, 2010, the Company recognized expense of approximately $1.6 million. $1.3 million and $0.9 million, respectively, related to these retirement plans.

Segment Information	12 Months Ended
Mar. 31, 2012
Segment Information [Abstract]
Segment Information

15. Segment Information

The Company operates its business through three operating segments—Retail, Wholesale and Licensing—which are based on its business activities and organization. The operating segments are segments of the Company for which separate financial information is available and for which operating results are evaluated regularly by executive management in deciding how to allocate resources, as well as in assessing performance. The primary key performance indicators are net sales or revenue (in the case of Licensing) and operating income for each segment. The Company’s reportable segments represent channels of distribution that offer similar merchandise, customer experience and sales/marketing strategies. Sales of the Company’s products through Company owned stores for the Retail segment include “Collection,” “Lifestyle” including “concessions,” and outlet stores located throughout North America, Europe, and Japan. Products sold through the Retail segment include women’s apparel, accessories (which include handbags and small leather goods such as wallets), women’s footwear and licensed products, such as watches, fragrances and eyewear. The Wholesale segment includes sales primarily to major department stores and specialty shops throughout North America and Europe. Products sold through the Wholesale segment include accessories (which include handbags and small leather goods such as wallets), footwear and women’s and men’s apparel. The Licensing segment includes royalties earned on licensed products and use of the Company’s trademarks, and rights granted to third parties for the right to sell the Company’s products in certain geographical regions such as Korea, the Philippines, Singapore, Malaysia, the Middle East, Turkey, China, Hong Kong, Macau and Taiwan. All intercompany revenues are eliminated in consolidation and are not reviewed when evaluating segment performance. Corporate overhead expenses are allocated to the segments based upon specific usage or other allocation methods.

The Company has allocated $12.1 million and $1.9 million of its recorded goodwill to its Wholesale and Licensing segments, respectively. The Company does not have identifiable assets separated by segment. The following table presents the key performance information of the Company’s reportable segments (in thousands):

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Revenue:
Net sales: Retail	$626,940	$344,195	$186,538
Wholesale	610,160	413,605	296,914
Licensing	65,154	45,539	24,647

Total revenue	$1,302,254	$803,339	$508,099

Income from operations:
Retail	$121,851	$61,194	$15,514
Wholesale	85,000	48,241	31,258
Licensing	40,831	27,431	9,402

Income from operations	$247,682	$136,866	$56,174

Depreciation and amortization expense for each segment are as follows (in thousands):

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Depreciation:
Retail (1)	$25,293	$16,526	$11,969
Wholesale	12,012	8,894	6,799
Licensing	249	123	75

Total depreciation	$37,554	$25,543	$18,843

(1)	Excluded in the above table are impairment charges related to the retail segment for $3.3 million and $3.8 million, during the fiscal years ended March 31, 2012 and April 2, 2011, respectively.

Total revenue (as recognized based on country of origin), and long-lived assets by geographic location of the consolidated Company are as follows (in thousands):

	Fiscal Years Ended
	March 31, 2012	April 2, 2011	April 3, 2010
Revenue:
North America (U.S. and Canada)	$1,183,234	$763,819	$497,278
Europe	108,790	38,502	10,821
Other regions	10,230	1,018	—

Total revenue	$1,302,254	$803,339	$508,099

	As of
	March 31, 2012	April 2, 2011
Long-lived assets:
North America (U.S. and Canada)	$151,516	$113,702
Europe	27,857	19,539
Other regions	5,528	1,878

Total Long-lived assets:	$184,901	$135,119

Agreements with Shareholders and Related Party Transactions	12 Months Ended
Mar. 31, 2012
Agreements with Shareholders and Related Party Transactions [Abstract]
Agreements with Shareholders and Related Party Transactions

16. Agreements with Shareholders and Related Party Transactions

The shareholder’s agreement between the Company, SHL-Kors Limited (the Company’s former parent prior to the reorganization during July 2011), and Mr. Kors, which provided for the right of the estate of Mr. Kors for a period of 180 days after his death, to elect to sell to the Company all, but not less than all, of the ordinary shares of MKHL then owned by Mr. Kors, was terminated prior to the time of the reorganization as described in Note 2. As a result of this termination, the ordinary shares that were presented in temporary equity in the Company’s consolidated balance sheet at April 2, 2011 as “contingently redeemable ordinary shares” for a value of $6.7 million (which represented the value of the ordinary shares on the date they were acquired by Mr. Kors), were reclassified to permanent equity during July 2011.

During July 2011, the note payable to the Company’s former parent, for $101.7 million, was exchanged for 475,796 preference shares and 6,579,662 ordinary shares, after taking into effect the impact of the share exchange that resulted from the reorganization discussed in Note 2. Accordingly, as of March 31, 2012, there are no outstanding balances related to the note.

From time to time, Sportswear Holdings Limited (the Company’s former parent) or its affiliates have provided a plane for purposes of business travel to the directors and senior management of the Company at no charge to the Company. During Fiscal 2012, $1.4 million, representing the estimated costs of these services, which are based on allocated or incremental cost, was charged to selling, general and administrative expenses as an offset to contributed capital (additional paid-in capital). In the future, the Company may charter a plane from Sportswear Holdings Limited or its affiliates for the Company’s directors and senior management for purposes of business travel.

The Company’s Chief Executive officer and Chief Creative Officer, John Idol and Michael Kors, along with certain of the Company’s current shareholders, including Sportswear Holdings Limited, jointly own Michael Kors Far East Holdings Limited, a BVI company. During Fiscal 2012 the Company entered into certain licensing agreements with certain subsidiaries of Far East Holdings Limited (the “Licensees”) which provide the Licensees with exclusive rights for use of the Company’s trademarks within China, Hong Kong, Macau and Taiwan, and to import, sell, advertise and promote the Company’s products in these regions, as well as to own and operate stores which bear the Company’s tradenames. The agreements between the Company and Far East Holdings Limited expire on March 31, 2041, and may be terminated by the Company at certain intervals if certain minimum sale benchmarks are not met. As of March 31, 2012, there were no royalties earned under these agreements. The Company will not earn royalties under this agreement until the start of its fiscal 2014 year. The Company also provides the Licensees with certain services, including, but not limited to, supply chain and logistics support, management information system support and tax and accounting support at the request of the Licensees, for which the Company charges a service fee based on allocated internal costs employed in delivering the services, and includes a contractually agreed upon markup. During Fiscal 2012 amounts charged to the Licensees for these services totaled $0.9 million, which is recorded in other selling, general and administrative expenses. As of March 31, 2012, there have been no cash payments received related to these charges.

Selected Quarterly Financial Information (Unaudited)	12 Months Ended
Mar. 31, 2012
Selected Quarterly Financial Information (Unaudited) [Abstract]
Selected Quarterly Financial Information (Unaudited)

17. Selected Quarterly Financial Information (Unaudited)

The following table summarizes the Fiscal 2012 and 2011 quarterly results (dollars in thousands):

	Fiscal Quarter Ended
	June	September	December	March
Year Ended March 31, 2012
Total Revenue	$243,126	$305,532	$373,606	$379,990
Gross profit	$136,969	$175,100	$221,905	$219,122
Income from operations	$44,976	$59,278	$64,587	$78,841
Net income	$24,115	$40,606	$39,031	$43,612
Weighted average ordinary shares outstanding:
Basic	140,554,377	146,555,601	154,738,356	191,184,171
Diluted	179,177,268	187,580,161	193,583,954	196,855,404

Year Ended April 2, 2011
Total Revenue	$151,516	$189,369	$222,451	$240,003
Gross profit	$82,354	$102,827	$126,763	$134,121
Income from operations	$17,180	$32,122	$44,930	$42,634
Net income	$11,752	$15,591	$27,790	$17,373
Weighted average ordinary shares outstanding:
Basic	140,554,377	140,554,377	140,554,377	140,554,377
Diluted	179,177,268	179,177,268	179,177,268	179,177,268